UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2010

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

0-13442	93-0786033
(Commission File Number)	(IRS Employer Identification Number)

8005 S.W. Boeckman Road

Wilsonville, OR 97070-7777

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 685-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 6, 2010, Mentor Graphics Corporation (the “Company”) announced the pricing of a private placement of $20 million in aggregate principal amount of the Company’s 6.25% Convertible Subordinated Debentures due 2026 (the “Debentures”) to be issued to qualified institutional buyers pursuant to Section 4(2) of the Securities Act of 1933, as amended. A copy of the press release announcing the pricing of the private placement is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated October 6, 2010 announcing pricing of private placement of Debentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2010	MENTOR GRAPHICS CORPORATION

	By:	/s/ Dean M. Freed
Dean M. Freed
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 6, 2010 announcing pricing of private placement of Debentures.